Republic Services Investor Update Regarding COVID-19 March 24, 2020 Exhibit 99.1

Forward Looking Statements Certain statements and information included herein constitute "forward-looking statements," including statements with respect to our anticipated 2020 financial results, within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “anticipate,” “estimate,” “guidance” and similar words and phrases are used in this presentation to identify the forward-looking statements. These forward-looking statements, although based on assumptions that we consider reasonable, are subject to risks and uncertainties that could cause actual results, events or conditions to differ materially from those expressed or implied by the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that the expectations will prove to be correct. Other factors which could materially affect our forward-looking statements can be found in our periodic reports filed with the Securities and Exchange Commission. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating our forward-looking statements and are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements made herein are only made as of the date of this presentation, and except as required by law, we undertake no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances. In particular, it is difficult to predict the duration of the COVID-19 pandemic and its impact on the economy, and this could have a more significant adverse effect on our operations, results and financial condition than we currently anticipate.

Well-Positioned to Manage Through COVID-19 with Stable, Resilient Business Model Highly resilient business model Designated by FEMA as an essential service provider Approximately 80% of revenue has an annuity-type profile Best-in-class operating capabilities enable us to keep our employees safe and manage through dynamic situations Able to reallocate resources, adjust variable costs and temper capex as volume changes Proven business continuity plans Seasoned management team Proven track record of successfully managing through cyclical downturns and disruptive events (e.g. 9/11, Great Recession, Hurricanes) Strong balance sheet and ample liquidity Continuing solid free cash flow generation due to essential nature of service $2.25 billion revolving credit facility with top-tier financial institutions and $1.71 billion of undrawn capacity provides ample liquidity No near-term senior note maturities Next senior note maturity is $600 million due in November 2021 Investment-grade credit ratings 1 – $1.7 billion of undrawn capacity as of year end December 31, 2019

Solid Cash Flow Generation During Previous Downturns $’s in millions Seasoned management team with a proven track record of successfully leading through crises Performed well through The Great Recession, the deepest economic downturn in the last 70 years Stable cash provided by operating activities despite over $200 million of acquisition-related costs in 2008 and negative volume growth in 2007 though 2012 Maintained ample liquidity throughout the downturn 1 – Prior to merger with Republic Services, Inc. Allied Waste Industries reported Cash Provided by Operating Activities of: $1,066 million for the 12-months ended December 31, 2007 and $539 million for the nine months ended September 30, 2008 Republic acquired Allied Waste Industries on Dec. 5, 2008. Allied’s pre-acquisition cash flows1 are not included in the chart below.

Ensuring the health and safety of our employees Cleaning and sanitizing our facilities and equipment multiple times per day Practicing social distancing and following CDC and OSHA guidelines Leveraging flexible work solutions, collaboration tools and technology Providing consistent, reliable service to our customers and communities Executing business continuity plans to ensure no disruption in service Leveraging our scale and best-in-class operating capabilities to assist municipalities facing operational challenges Optimizing operations and capital spend Reallocating resources across lines of business Tightly managing variable costs and tempering capex Reducing / eliminating discretionary costs Maintaining ample liquidity $1.7 billion of borrowing capacity available under revolving credit facility as of Dec. 31, 2019 Maintaining consistent and balanced approach to capital allocation Growing the business through opportunistic acquisition investments Paying a dividend to our shareholders Returning the remaining free cash flow to shareholders through share repurchases Our Near-Term Priorities Ensuring the health and safety of our employees is our #1 priority

~80% of our Revenue has an Annuity-Type Profile

	Line of Business	% of 2019 Total Revenue	Typical Contract Structure	Considerations
Service Based Billing	**Residential Collection**	22%	5+ years	• Working closely with municipalities to adjust service and/or service fees to address temporary increase in household waste as people spend more time at home
	Small-Container Collection	31%	1-3 years Include cancellation / breakage fees	• Mitigating any temporary service decreases or short-term pauses in service by adjusting routes and actively managing variable costs • As container weights decrease 3rd party disposal costs and airspace consumed at our landfills will decrease, favorably impacting free cash flow
	Recurring-Large Container Collection	15%	1-3 years Include cancellation / breakage fees	• Able to quickly scale the business up or down in response to changes in volume • As container weights decrease 3rd party disposal costs and airspace consumed at our landfills will decrease, favorably impacting free cash flow
Weight Based Billing	**Transfer & Landfill MSW**	11%	1-3 years Many include Put or Pay Clauses	• Likely to benefit from increased MSW volumes as municipalities collect more household waste; approx. 50% of 3rd party transfer station and landfill MSW volumes are from municipalities
	Recycling Processing & Commodity Sales	3%	3-10 years	• Able to quickly adjust operating hours in response to changes in inbound tons • Favorable increase in recycled commodity prices due to slow down in recycling in China
		82%		

6

Service-Based Billing – Monthly or quarterly fee based on size of container and frequency of pickup, i.e. Residential 96-gallon cart pick up once per week
Weight-Based Billing – Fee per ton

Proactively Managing the More Event-Driven Portion of our Business Service-Based Billing – Monthly or quarterly fee based on size of container and frequency of pickup, i.e. Residential 96-gallon cart pick up once per week Weight-Based Billing – Fee per ton Line of Business % of 2019 Total Revenue Considerations Temporary-Large Container Collection 7% Primarily includes Construction & Demolition (C&D) related volumes Able to quickly scale the business up or down in response to changes in volume Landfill C&D and Special Waste 7% Proactively reducing new landfill airspace construction (replacement capex) Environmental Services 2% Proactively reducing new landfill airspace construction (replacement capex) to mitigate impact of lower oil prices and slow down in drilling activity Downstream services provided to petrochemical companies and refineries are generally less cyclical than upstream E&P activity; revenue could decrease but at a slower rate than E&P Other Revenue 2% Service Based Billing Weight Based Billing Service & Weight Based Billing Other 18% Republic expects to update full-year 2020 guidance during its first quarter earnings call

Continued Attractive Long-Term Value Proposition & Investment Thesis Leading Provider of a Basic and Essential Service ~80% of revenue is recurring; majority secured through multi-year contracts Good visibility into future earnings and cash flow Predictable, repeatable organic growth with solid operating leverage Strongly Positioned for Growth One of the youngest and most reliable fleets in the industry (average age of ~8 years) Vertically integrated in 19 of the 20 fastest growing MSAs Proven integrator in a consolidating industry Differentiated Leader with the Scale to Compete and Succeed Industry leader operating in 41 states and Puerto Rico Leveraging customer- and employee-centric technological advancements to drive innovation, growth and margin expansion Inclusive culture with a highly engaged workforce Investment-grade credit ratings Delivering Value for our Shareholders Stable, predictable organic growth in Free Cash Flow Consistent and efficient approach to capital allocation to support growth and shareholder returns In 2019, invested over $500M in value-enhancing acquisitions and returned over $900M to shareholders